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                                  EXHIBIT 10


                      SECOND AMENDMENT TO FERRO CORPORATION

                             PARTICIPATION AGREEMENT
                             -----------------------

                  This Second Amendment (this "AMENDMENT") to the Participation Agreement (as defined below) dated as of July 24, 1997 is entered into among the parties to that certain Participation Agreement dated as of October 31, 1995 among Ferro Corporation (the "COMPANY"), State Street Bank and Trust Company, not in its individual capacity except as expressly provided therein, but solely as Trustee, the financial institutions named as Purchasers on Schedule I thereto and their respective successors and assigns and Citibank, N.A. as Agent, as amended by Amendment and Waiver to Ferro Corporation Asset Defeasance Product Financing dated as of March 31, 1997 (as the same may be further amended from time to time, the "PARTICIPATION AGREEMENT"). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Participation Agreement.


                             PRELIMINARY STATEMENTS
                             ----------------------


                  (1) The Company, the banks and National City Bank, as agent, parties to that certain Credit Agreement dated as of August 22, 1990, and the amendments thereto dated as of May 31, 1991, July 30, 1991, December 31, 1991, July 21, 1992, August 20, 1993, June 22, 1995 and October 25, 1995, respectively (such Credit Agreement as so amended, the "CREDIT AGREEMENT"), have agreed to enter into an eighth amendment of the Credit Agreement dated as of the date hereof (the "CREDIT AGREEMENT AMENDMENT").

                  (2) In connection with the Credit Agreement Amendment, the Company, the Trustee, the Purchasers and the Agent have agreed to amend the Participation Agreement as set forth below.

                  NOW, THEREFORE, the parties agree as follows:

                  SECTION 1. AMENDMENT TO PARTICIPATION AGREEMENT. (a) Section 5.01(i) of the Participation Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:



                  "(I)  FINANCIAL COVENANTS.

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(i)      WORKING CAPITAL. Maintain an excess of consolidated current assets over consolidated current liabilities of the Company and its Subsidiaries of not less than $125,000,000. Consolidated current liabilities shall not include the current portion of the indebtedness evidenced by the Notes issued under the Revolving Credit Agreement.
(ii) TANGIBLE NET WORTH. Maintain an excess of (A) the sum of consolidated total tangible assets plus an amount equal to the

         After-Tax Realignment Expense over (B) consolidated total liabilities (including Guaranties) of the Company and its Subsidiaries of not less than the Required Net Worth. The "Required Net Worth" shall initially be $235,000,000 and shall increase as of December 31 of each year, commencing December 31, 1997, by an amount equal to 25% of the consolidated net income (if any) of the Company and its Subsidiaries for the fiscal year ending on such December 31.
(iii) TANGIBLE NET WORTH RATIO. Maintain a ratio of consolidated total liabilities (including Guaranties but excluding the Transition Obligation) to the aggregate of (i) consolidated tangible net worth of the Company and its Subsidiaries, plus (ii) an amount (in no case greater than fifty-five million dollars ($55,000,000)) equal to the goodwill acquired by the Company from Synpro, as part of the Company's acquisition of all or substantially all of the assets of Synpro, plus
         (iii) an amount equal to the After-Tax Realignment Expense, of not more than 1.85 to 1.00.
(iv) INTEREST COVERAGE RATIO. Maintain, for each period of four consecutive fiscal quarters, beginning with the four fiscal quarters ending June 30, 1997, a ratio of consolidated net income (before interest income, interest expense, income taxes and the Realignment Expense) of the Company and its Subsidiaries for such period to consolidated interest expense (net of interest income) for such period of not less than 2.5 to 1.0."
                  (b) Appendix A to the Participation Agreement is hereby amended by inserting the following definitions in alphabetical order:

                           "AFTER-TAX REALIGNMENT EXPENSE" means a
                  non-recurring charge, in an amount not greater than $100,020,000, against the consolidated income of the Company and its Subsidiaries for the quarter-annual fiscal period ending June 30, 1997.

                           "REALIGNMENT EXPENSE" means a non-recurring charge,
                  in an amount not greater than $152,790,000, against the consolidated income of the Company and its Subsidiaries for the quarter-annual fiscal period ending June 30, 1997."

                  SECTION 2. EFFECTIVENESS. This Amendment shall be effective as of April 30, 1997, provided that the Credit Agreement Amendment is executed and becomes effective in accordance with the terms thereof.


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                  SECTION 3. RATIFICATION AND CONFIRMATION. Except as expressly herein amended, the Participation Agreement and each of the other Operative Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms. Each reference in the Operative Documents or in any other documents delivered in connection therewith to the Participation Agreement shall (unless otherwise specifically provided) mean the Participation Agreement, as amended by this Amendment, and as hereafter amended or restated.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:
                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.
                  (b) The execution, delivery and performance by the Company of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Company's charter or by-laws.
                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Amendment.
                  (d) The representations and warranties contained in Section
4.01 of the Participation Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.
                  (e) No event has occurred and no condition exists which constitutes a Default or an Event of Default.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION THERETO) BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by any combination of the parties herein in separate counterparts, each of which shall be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Officers thereunto duly authorized as of the date hereof.


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                    SIGNATURE PAGE FOR SECOND AMENDMENT TO
                    FERRO CORPORATION PARTICIPATION AGREEMENT




                      FERRO CORPORATION




                      By: /s/ D. Thomas George
                          ---------------------------
                          Name: D. Thomas George
                          Title: Treasurer



                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity, except as expressly stated in the Participation Agreement, but solely as Trustee




                      By: /s/ Ruth A. Smith
                          ---------------------------

                          Name: Ruth A. Smith
                          Title: Vice President







                      CITIBANK, N.A., as Agent




                      By:  /s/ Stuart G. Miller
                          ---------------------------

                          Name: Stuart G. Miller
                          Title: Vice President/ S.C.O.

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                     SIGNATURE PAGE FOR SECOND AMENDMENT TO
                    FERRO CORPORATION PARTICIPATION AGREEMENT



                      CITICORP USA, INC.,

                      as Note Purchaser and
                      as Certificate Purchaser

                      By: /s/ Stuart G. Miller
                          ---------------------------

                      Name: Stuart G. Miller
                      Title: Attorney-in-fact




















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                     SIGNATURE PAGE FOR SECOND AMENDMENT TO
                    FERRO CORPORATION PARTICIPATION AGREEMENT



                      BANK HAPOALIM B.M.,
                      as Note Purchaser and
                      as Certificate Purchaser

                      By: /s/ Laura Raffa
                          ---------------------------

                      Name: Laura Raffa
                      Title: Vice President


















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                     SIGNATURE PAGE FOR SECOND AMENDMENT TO
                    FERRO CORPORATION PARTICIPATION AGREEMENT



                      FIRST NATIONAL BANK OF CHICAGO,
                      as Note Purchaser

                      By:  Russell H. Liebetrau
                          ---------------------------
                      Name: Russell H. Liebetrau
                      Title:Vice President


















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                     SIGNATURE PAGE FOR SECOND AMENDMENT TO
                    FERRO CORPORATION PARTICIPATION AGREEMENT




                      NATIONAL CITY BANK,
                      as Note Purchaser


                      By:   Timothy J. Lathe
                          ---------------------------

                      Name: Timothy J. Lathe
                      Title: Senior Vice President


















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                     SIGNATURE PAGE FOR SECOND AMENDMENT TO
                    FERRO CORPORATION PARTICIPATION AGREEMENT




                      KEYBANK NATIONAL ASSOCIATION, successor by

                      merger to SOCIETY NATIONAL BANK,

                      as Note Purchaser



                      By: /s/ Richard A. Pohle
                          ---------------------------
                      Name: Richard A. Pohle
                      Title: Vice President